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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 18, 2005

                Date of Report (Date of earliest event reported)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                     000-30229                  04-3387074
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition.

     On April 18, 2005, Sonus Networks, Inc. issued a press release reporting preliminary financial results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 hereto.

     On April 18, 2005 at 5:00 p.m., Sonus Networks, Inc. will host a conference call and simultaneous webcast to discuss its preliminary financial results for the quarter ended March 31, 2005. A copy of the script for this conference call is attached as Exhibit 99.2 hereto.

Item 7.01. Regulation FD Disclosure.

     On April 18, 2005 at 5:00 p.m., Sonus Networks, Inc. will host a conference call and simultaneous webcast to discuss preliminary financial results for the quarter ended March 31, 2005. A copy of the script for this conference call is attached as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

          99.1 Press release of Sonus Networks, Inc. dated April 18, 2005 reporting preliminary financial results for the quarter ended March 31, 2005.

          99.2 Script of Sonus Networks, Inc. for conference call and simultaneous webcast on April 18, 2005 to discuss preliminary financial results for the quarter ended March 31, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 18, 2005                                 SONUS NETWORKS, INC.

                                                     By: /s/ Ellen Richstone
                                                         -----------------------
                                                         Ellen Richstone
                                                         Chief Financial Officer

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                                  Exhibit Index

99.1 Press release of Sonus Networks, Inc. dated April 18, 2005 reporting preliminary financial results for the quarter ended March 31, 2005.

99.2 Script of Sonus Networks, Inc. for conference call and simultaneous webcast on April 18, 2005 to discuss preliminary financial results for the quarter ended March 31, 2005.